Pro Forma Effects of Clickpro Acquisition (Detail) (Two Thousand Eleven Acquisitions, USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
Two Thousand Eleven Acquisitions
Business Acquisition, Pro Forma Information [Line Items]
Total revenues	$ 281,897	$ 194,552
Net income attributable to Charm Communications Inc.	$ 46,594	$ 38,195
Income per share-basic	$ 0.60	$ 0.54
Income per share-diluted	$ 0.57	$ 0.52